UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 29, 2020

Date of Report (Date of earliest event reported)

RED METAL RESOURCES LTD.

(Exact name of registrant as specified in its charter)

NEVADA	000-52055	20-2138504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

278 Bay Street, Suite 102
Thunder Bay, ON		P7B 1R8
(Address of principal executive offices)		(Zip Code)

1 (807) 345-5380

Registrant's telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 29, 2020 Minera Polymet SpA (“Polymet”), a Chilean subsidiary of Red Metal Resources Ltd. (“Red Metal” or the “Company”) entered into Mining Royalty Agreements (the “NSR Agreements”) to sell net smelter returns (the “NSR”) on the mineral concessions collectively known as the Carrizal Property. The NSR Agreements were signed with three non-arms length individual purchasers listed in the table below (collectively, the “Purchasers”).

Pursuant to the NSR Agreements, the Purchasers agreed to purchase NSRs on mineral properties as described below for a combined total of $ 5,000.

		Royalty to be paid (%)
Property	ROL	Richard Jeffs, Major Shareholder	Caitlin Jeffs, CEO and Director	Joao da Costa, CFO and Director
Farellon I al VIII	033030156-2	0.75	0.45	0.30
Cecil 1-49	033030329-8	1.25	0.75	0.50
Azúcar 6/25	033030342-5	1.25	0.75	0.50
Kahuna 1/40	033030360-3	1.25	0.75	0.50
Stamford 61/101	033030334-4	1.25	0.75	0.50
Teresita	033030361-1	1.25	0.75	0.50
Quina 1-56	033030398-0	0.75	0.45	0.30
Exeter 1-54	033030336-0	0.75	0.45	0.30
Perth 1-36	033030383-2	1.25	0.75	0.50
Rey Arturo 1-30	033021983-1	1.25	0.75	0.50
Lancelot II 1-40	033030690-4	1.25	0.75	0.50
Lancelot 1 1-27	033020283-2	1.25	0.75	0.50
Merlin IB 1 al 10	033030691-2	1.25	0.75	0.50
Merlin I A 1 al 48	033030692-0	1.25	0.75	0.50
Tristan II B 1 al 4	03201D251-1	1.25	0.75	0.50
Galahad IA 1 al 44	03201D252-k	1.25	0.75	0.50
Camelot 1 al 60	03201D253-8	1.25	0.75	0.50
Galahad I C 1 al 60	03201D254-6	1.25	0.75	0.50
Tristan II A 1 al 60	03201D264-3	1.25	0.75	0.50
Galahad I B 1 al 3	03201D255-4	1.25	0.75	0.50
Percival 4 1 al 60	03201 D256-2	1.25	0.75	0.50

The NSR will be paid quarterly once commercial exploitation begins and will be paid on gold, silver, copper and cobalt sales. If, within two years, the Company does not commence commercial exploitation of the mineral properties, an annual payment of $10,000 per Purchaser will be paid. Pursuant to Chilean law, this agreement is not fully complete until registered against the land title in Chile.

The foregoing description of the NSR Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the NSR Agreements attached as Exhibit 10.1, 10.2 and 10.3 hereto.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Mining Royalty Agreement with C Jeffs dated for reference July 29th, 2020*
10.2	Mining Royalty Agreement with R Jeffs dated for reference July 29th, 2020*
10.3	Mining Royalty Agreement with J da Costa dated for reference July 29th, 2020*

* Personal information included in the Agreement has been redacted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RED METAL RESOURCES LTD.

Date: August 4, 2020	By: /s/ Joao da Costa
Name: Joao da Costa
Title: Chief Financial Officer